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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 26, 1997
                                                 (August 21,1997)
                                                 ----------------

                        MCI Communications Corporation
              --------------------------------------------------
              (Exact Name of Registrant as specified in charter)



        Delaware                     0-6457                  52-0886267
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)


1801 Pennsylvania Avenue, N.W., Washington, D.C.        20006
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (202) 872-1600
                                                   ----------------

                        Not Applicable
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(Former name or former address, if changed since last report.)
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Item 5.  Other Events

         On August 21, 1997, MCI Communications Corporation (the "Company"), British Telecommunications plc ("BT") and Tadworth Corporation, a wholly owned subsidiary of BT ("Tadworth"), entered into Amendment Agreement No. 2, dated as of August 21, 1997 ("Amendment Agreement No. 2") to the Agreement and Plan of Merger, dated as of November 3, 1996, as amended by the Amendment Agreement, dated as of February 14, 1997 (as so amended, the "Merger Agreement"), pursuant to which the Company will merge with and into Tadworth (the "Merger"). Amendment Agreement No. 2 amends the Merger Agreement to provide that, among other things, each outstanding share of the Company's Common Stock, par value $.10 per share (other than shares held in the treasury of the Company or owned by BT or Tadworth or any person who shall have properly exercised their rights to appraisal under Delaware law) will be converted into the rights to receive
(i) 0.375 American Depositary Shares ("ADSs") of BT, each representing ten ordinary shares of 25 pence each of BT (with cash being paid in lieu of fractional ADSs), and (ii) $7.75 in cash. Holders of BT ADSs to be issued in the Merger shall not be entitled to receive any interim or final dividends payable by BT on the BT ordinary shares in respect of its financial year ending March 31, 1998.

         Consummation of the Merger is subject to certain conditions, including receipt of the approval of the Merger and the transactions contemplated thereby by the stockholders of the Company and BT.

         The foregoing description of Amendment Agreement No. 2 does not purport to be complete and is qualified in its entirety by reference to Amendment Agreement No. 2, a copy of which is attached as Exhibit 2A hereto. A copy of the Company's press release, dated August 22, 1997, relating to the above-described transaction is attached as Exhibit 99 hereto.

Item 7.  Financial Statements and Exhibits

         (c) The following exhibits are filed with this report.

Exhibit No.                      Description
-----------                      -----------

    2A Amendment Agreement No. 2, dated as of August 21, 1997, among British Telecommunications plc ("BT"), MCI Communications Corporation ("MCI") and Tadworth Corporation ("Tadworth").

    2B Agreement and Plan of Merger dated as of November 3, 1996 among BT, MCI and Tadworth (incorporated by reference to Exhibit 2A in BT's registration statement on Form F-4 (registration No. 333-6422)).

    2C Amendment Agreement dated as of February 14, 1997, among BT, MCI and Tadworth (incorporated by reference to Exhibit 2B in BT's registration statement on Form F-4 (registration No. 333-6422)).

   99 Press Release of the Company, dated August 22, 1997, relating to Amendment Agreement No. 2, the Merger Agreement and the transactions contemplated thereby.



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                                  SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                             MCI COMMUNICATIONS CORPORATION



                                             By:  /s/ Edward G. Freitag
                                                 ------------------------------
                                                 Name:  Edward G. Freitag
                                                 Title: Assistant Secretary

August 26, 1997


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                                EXHIBIT INDEX
                                -------------


Exhibit No.                      Description
-----------                      -----------

    2A Amendment Agreement No. 2, dated as of August 21, 1997, among British Telecommunications plc ("BT"), MCI Communications Corporation ("MCI") and Tadworth Corporation ("Tadworth").

    2B Agreement and Plan of Merger dated as of November 3, 1996 among BT, MCI and Tadworth (incorporated by reference to Exhibit 2A in BT's registration statement on Form F-4 (registration No. 333-6422)).

    2C Amendment Agreement dated as of February 14, 1997, among BT, MCI and Tadworth (incorporated by reference to Exhibit 2B in BT's registration statement on Form F-4 (registration No. 333-6422)).

   99 Press Release of the Company, dated August 22, 1997, relating to Amendment Agreement No. 2, the Merger Agreement and the transactions contemplated thereby.